Sub-Item 77Q1 (a): Exhibit

FEDERATED EQUITY FUNDS
Amendment No. 34
to the
RESTATED AND
AMENDED DECLARATION OF
TRUST
dated August 15, 1995


This Declaration
of Trust is amended as
follows:

	Strike the first
paragraph of Section 5 -
Establishment and Designation of
Series or Class of Article III -
BENEFICIAL INTEREST from
the Declaration of Trust
and substitute in its place
the following:

"Section 5.  Establishment
and Designation of Series or
Class.  Without limiting the
authority of the
Trustees set forth in Article
XII, Section 8, inter alia,
to
establish and designate any
additional Series or
Class or to modify the rights
and preferences of any existing
Series or Class, the Series and
Classes of the
Trust are established and
designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Mid Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares


Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares


	The undersigned hereby
 certify that the above-stated
 Amendment is a true and correct
Amendment to
the Declaration of Trust, as
adopted by the Board of Trustees
 at a meeting on the
12th day of November, 2009,
to become effective on January
 31, 2010.

	WITNESS the due
execution hereof this 12th day
of November, 2009.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will


Sub-Item 77Q1 (b): Exhibit
FEDERATED EQUITY FUNDS
Amendment No. 35
to the
RESTATED AND AMENDED DECLARATION
OF TRUST
dated August 15, 1995


This Declaration of Trust is
amended as follows:

	Strike the first paragraph
of Section 5 - Establishment
and Designation of Series or
 Class of Article III -
BENEFICIAL INTEREST from the
Declaration of Trust and substitute
in its place the following:

"Section 5.  Establishment and
Designation of Series or Class.
 Without limiting the authority
of the
Trustees set forth in Article XII,
Section 8, inter alia, to establish
and designate any additional Series or
Class or to modify the rights and
preferences of any existing Series
or Class, the Series and Classes of the
Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares


Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares


	The undersigned hereby
certify that the above-stated
Amendment is a true and correct
Amendment to
the Declaration of Trust, as
adopted by the Board of Trustees
at a meeting on the
12th day of November, 2009, to
become effective on February 19, 2010.

	WITNESS the due execution
hereof this 12th day of November, 2009.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s; Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will



Sub-Item 77Q1 (c): Exhibit
FEDERATED EQUITY FUNDS
Amendment No. 36
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is amended
as follows:

	Strike the first paragraph
of Section 5 - Establishment and
Designation of Series or Class of
Article III -
BENEFICIAL INTEREST from the
Declaration of Trust and substitute
in its place the following:

"Section 5.  Establishment and
Designation of Series or Class.
Without limiting the authority of the
Trustees set forth in Article XII,
Section 8, inter alia, to establish
and designate any additional Series or
Class or to modify the rights and
preferences of any existing Series or
Class, the Series and Classes of the
Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares


Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares


	The undersigned hereby
certify that the above-stated
Amendment is a true and correct
 Amendment to
the Declaration of Trust, as
adopted by the Board of Trustees
at a meeting on the
11th day of February, 2010, to
become effective on March 31, 2010.

	WITNESS the due execution
hereof this 11th day of February, 2010.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will





Current as of:  8/18/94